EMPLOYEE COMPENSATION (Tables)	12 Months Ended
Mar. 31, 2019
Employee Benefits [Abstract]
Analysis of employee compensation
The total employee compensation expense recognized in the determination of net income is as follows:

(amounts in millions)	2019	2018
Salaries and other short-term employee benefits	$1,071.2	$908.2
Share-based payments, net of equity swap (Note 23)	46.7	46.9
Post-employment benefits – defined benefit plans (Note 14)	38.4	31.1
Post-employment benefits – defined contribution plans	17.2	12.8
Termination benefits	4.3	5.6
Total employee compensation expense(1)	$1,177.8	$1,004.6
(1) Certain members of key management may have employment agreements with clauses for payment in case of termination without cause and payment in case of termination of employment following a change in control. All such employment agreements are for an indeterminate term.